EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of First National Community Bancorp, Inc. (the “Company”) for the period ended September 30, 2010, as filed with the Securities and Exchange Commission (the “Report”), I, Steven R. Tokach, Chief Executive Officer of the Company and I, Edward J. Lipkus, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: April 6, 2012	By:	/s/ Steven R. Tokach
Steve R. Tokach,
President and Chief Executive Officer

Date: April 6, 2012	By:	/s/ Edward J. Lipkus
Edward J. Lipkus
Chief Financial Officer